UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 18, 2005


                            CHEFS INTERNATIONAL, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         0-8513                                          22-2058515
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(Commission File Number)               (IRS Employer Identification Number)


62 BROADWAY, POINT PLEASANT BEACH, NEW JERSEY                        08742
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(Address of principal executive office)                            (Zip Code)

                  732-295-0350
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(Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

                                 April 18, 2005

                            CHEFS INTERNATIONAL, INC.

ITEM 8.01. OTHER EVENTS

         On April 18, 2005, Chefs International, Inc. ("Chefs") issued a press release announcing that at the Special Meeting of its Stockholders held on April 18, 2005, the Agreement and Plan of Merger between Chefs and Lombardi Restaurant Group, Inc. had been approved and adopted by the affirmative vote of a majority of the shares of Chefs common stock outstanding on the Record Date for the meeting.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

      99.6  Press Release issued by Chefs International, Inc. on April 18, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CHEFS INTERNATIONAL, INC.
                                                     -------------------------
                                                           (Registrant)



Dated: April 18, 2005                   By   /s/  Robert M. Lombardi, President
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                                             Robert M. Lombardi, President